EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT
TARA MINERALS CORP.
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

In connection with the amended quarterly Report for Tara Minerals Corp. (the “Company”) Form 10-Q/A for the quarter ended September 30, 2011 as filed with the Securities Exchange Commission on the date hereof (the “Report”), we, Francis R. Biscan, Jr., the Principal Executive Officer of the Company, and Lynda Keeton-Cardno, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date: June 15, 2012	/s/ Francis R. Biscan, Jr.
Francis R. Biscan, Jr.,
Director and Principal Executive Officer

Date: June 15, 2012	/s/ Lynda R. Keeton-Cardno, CPA
Lynda R. Keeton-Cardno, CPA
Principal Financial and Accounting Officer